UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 24, 2017

 GALENA BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Crow Canyon Place, Suite 380, San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 herein is incorporated by reference into this Item 3.02.

Galena Biopharma, Inc. (the “Company”) anticipates that the Settlement Stock (defined below) will be issued, pursuant to the terms of the Stipulation of Settlement to be negotiated by the parties, in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. The terms and conditions of the issuance of the Settlement Stock are subject to approval by the Court of Chancery of the State of Delaware, pursuant to a hearing concerning the fairness of such terms and conditions at which all persons to whom the Settlement Stock would be issued, following the receipt of adequate notice, are permitted to attend.

Item 8.01	Other Events.

On July 24, 2017, the Company entered into a binding settlement term sheet, which the parties will use to enter into a Stipulation of Settlement that is intended to settle the litigation currently pending in the Court of Chancery of the State of Delaware (the “Court”), captioned In re Galena Biopharma, Inc., C. A. No. 2017-0423-JTL. The settlement resolves the putative stockholder class action claims against the Company and/or certain of its current and former officers and directors (the “Defendants”), as well as the Company’s petition to validate certain corporate actions. The settlement will not become effective until approved by the Court.

Under the terms of the settlement, the class will receive a settlement payment of $1.3 million, in addition to attorney fees in an amount to be approved. The settlement payment of $1.3 million consists of $50,000 in cash to be paid by the Defendants or their insurers and $1,250,000 in unrestricted shares of the Company’s common stock (“Settlement Stock”), which valuation will be based on the volume-weighted average closing price for the 20 trading days immediately preceding the day before the transfer of the Settlement Stock to the settlement fund pursuant to the terms and conditions of the settlement. Any amounts awarded by the Court for attorneys’ fees will be paid in part by the settlement fund and in part by the Company’s insurance carriers.

Upon the effectiveness of the proposed settlement, the Defendants will be released from the claims that were asserted or could have been asserted in the class action by class members participating in the settlement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date:	July 28, 2017	By:	/s/ Thomas J. Knapp
Thomas J. Knapp Interim General Counsel and Corporate Secretary